UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2014

PriceSmart, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22793	33-0628530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9740 Scranton Road, San Diego, CA 92121
(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (858) 404-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On June 6, 2014, PriceSmart, Inc. issued a press release regarding its sales for the month of May 2014 and its plans to release third quarter 2014 financial results on Thursday, July 10, 2014, after the market closes and to host a conference call at 12:00 p.m. Eastern time (9:00 a.m. Pacific time) on Friday, July 11, 2014, to discuss the financial results for the quarter ending May 31, 2014. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed “furnished” and not “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section.
Item 9.01. Exhibits.

(d)	The following exhibit is furnished herewith:
Exhibit No.	Description
99.1	Press Release of PriceSmart, Inc. dated June 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2014	/S/ JOHN M. HEFFNER
John M. Heffner
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of PriceSmart, Inc. dated June 6, 2014.

PriceSmart Announces May Sales and Dates for Third Quarter 2014
Financial Results Earnings Release and Conference Call

San Diego, CA (June 6, 2014) - PriceSmart, Inc. (NASDAQ: PSMT) today announced that for the month of May 2014, net sales increased 7.9% to $202.3 million from $187.5 million in May a year earlier. For the nine months ended May 31, 2014, net sales increased 10.4% to $1,844.8 million from $1,671.3 million for the nine months ended May 31, 2013. There were 33 warehouse clubs in operation at the end of May 2014 and 31 warehouse clubs in operation at the end of May 2013.

For the five-week period ended June 1, 2014, comparable sales for the 31 warehouse clubs open at least 13 1/2 full months increased 2.3%, compared to the same five-week period last year. For the thirty-nine week period ended June 1, 2014, comparable warehouse sales increased 5.8%, compared to the comparable thirty-nine week period a year ago.

PriceSmart plans to release third quarter 2014 financial results on Thursday, July 10, 2014, after the market closes. PriceSmart management will host a conference call at 12:00 p.m. Eastern time (9:00a.m. Pacific time) on Friday, July 11, 2014, to discuss the financial results. Individuals interested in participating in the conference call may do so by dialing (877) 719-9789 toll free, or (719) 325-4784 for international callers and entering participant code 9238757. A digital replay will be available through July 31, 2014, following the conclusion of the call by dialing (888) 203-1112 for domestic callers, or (719) 457-0820 for international callers, and entering replay passcode 9238757.

About PriceSmart

PriceSmart, headquartered in San Diego, owns and operates U.S.-style membership shopping warehouse clubs in Latin America and the Caribbean, selling high quality merchandise at low prices to PriceSmart members. PriceSmart now operates 33 warehouse clubs in 12 countries and one U.S. territory (six in Costa Rica; four each in Panama and Trinidad; three each in Guatemala, the Dominican Republic, Honduras and Colombia; two in El Salvador; and one each in Aruba, Barbados, Jamaica, Nicaragua and the United States Virgin Islands).

This press release may contain forward-looking statements concerning the Company's anticipated future revenues and earnings, adequacy of future cash flow and related matters. These forward-looking statements include, but are not limited to, statements containing the words expect, believe, will, may, should, project, estimate, anticipated, scheduled, and like expressions, and the negative thereof. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including the following risks: the Company's financial performance is dependent on international operations, which exposes the Company to various risks; any failure by the Company to manage its widely dispersed operations could adversely affect its business; the Company faces significant competition; future sales growth depends, in part, on the Company's ability to successfully open new warehouse clubs; the Company might not identify in a timely manner or effectively respond to changes in consumer trends and changes in consumer preferences for merchandise and shopping modalities, which could adversely affect its relationship with members, demand for its products and market share; the Company faces difficulties in the shipment of, and risks inherent in the importation of, merchandise to its warehouse clubs; the Company is exposed to weather and other natural disaster risks; general economic conditions could adversely impact the Company's business in various respects; the Company is subject to changes in relationships and agreements with third parties with which the Company does business and/or from which the Company acquires merchandise; the Company relies extensively on computer systems to process transactions, summarize results and manage its business and a failure to adequately maintain the Company's systems and disruptions in its systems could harm its business and adversely affect its results of operations; the Company could be subject to additional tax liabilities; a few of the Company's stockholders own approximately 28.3% of the Company's voting stock, which may make it difficult to complete some corporate transactions without their support and may impede a change in control; the loss of key personnel could harm the Company's business; the Company is subject to volatility in foreign currency exchange rates; the Company faces the risk of exposure to product liability claims, a product recall and adverse publicity; potential future impairments of long lived assets could adversely affect the Company's future results of operations and financial position; write-offs of goodwill and other intangible assets could adversely affect the Company's future results of operations and financial position; the Company faces increased public company compliance risks and compliance risks related to the Company's international operations; the Company faces increased compliance risks associated with compliance with Section 404 of the Sarbanes-Oxley Act of 2002; if remediation costs or hazardous substance contamination levels at certain properties for which the Company maintains financial responsibility exceed management's current expectations, the Company's financial condition and results of operations could be adversely impacted. The risks described above as well as the other risks detailed in the Company's U.S. Securities and Exchange Commission (SEC) reports, including the Company's Annual Report on Form 10-K filed for the fiscal year ended August 31, 2013 filed on October 30, 2013 pursuant to the Securities Exchange Act of 1934. We assume no obligation and expressly disclaim any duty to update any forward-looking statement to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

For further information, please contact John M. Heffner, Principal Financial Officer and Principal Accounting Officer (858) 404-8826.